UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2004

THE TITAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6035	95-2588754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3033 Science Park Drive

San Diego, California  92121-1199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 552-9500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

As indicated in press release we issued on November 15, 2004, we are holding an annual Analyst & Investor Day on November 17, 2004 from 8:30 a.m. to 1:00 p.m. Eastern Time  in New York City and will be webcasting the conference.  We are filing with this Current Report the slides that we are using with the presentations and the Investor Fact sheet, both of which will be distributed  to those who attend the presentations in person.

Cautionary Statements

Statements made in the slides and Investor Fact sheet filed as exhibits to this Current Report and statements in this Current Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements relate to future events which may or may not occur, and our future financial and/or operating performance, strategies, plans or estimates. Such statements are subject to risks and uncertainties that could cause our actual results to differ materially from those set forth or implied by these forward looking statements. These risks and uncertainties include, but are not limited to, our dependence on continued funding of the U.S. Department of Defense and federal civilian agency programs; contract terminations and non-renewals; the outcome of existing or future government proceedings, investigations or inquiries arising out of the FCPA investigation; the outcome of pending class action and other litigation against us; and other risks described in Titan’s SEC filings, including Titan’s Annual Report of Form 10-K for the year ended December 31, 2003 and Titan’s Quarterly Report on 10-Q for the quarter ended September 30, 2004. Titan undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01               Financial Statements and Exhibits.

99.1	Slides for annual Analyst & Investor Day presentations on November 17, 2004
99.2	Investor Fact Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TITAN CORPORATION

Dated: November 17, 2004	By:	/s/ Mark W. Sopp
Mark W. Sopp
Senior Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

99.1	Slides for annual Analyst & Investor Day presentations on November 17, 2004
99.2	Investor Fact Sheet